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                                                                    EXHIBIT 10.3



                           MASTER MANAGEMENT AGREEMENT

         This Master Management Agreement (this "Agreement") is entered into as of the 11th day of February, 1999, by and between Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company") and Inland Southeast Property Management Corp., a Delaware corporation (the "Manager").

                                   WITNESSETH

         WHEREAS, the Company intends to qualify as a "real estate investment trust" (a "REIT") as defined in Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and to make investments of the type permitted to qualified REITs under the Code and not inconsistent with the Articles of Incorporation of the Company, as amended (the "Articles") and the Bylaws of the Company, as amended (such investments being referred to herein collectively as the "Properties" and individually as a "Property"); and

         WHEREAS, the Company desires to avail itself of the services, experiences, sources of information, advice and assistance of the Manager and to have the Manager manage the Properties and undertake the duties and responsibilities hereinafter set forth; and

         WHEREAS, the Manager is willing to undertake and render such services, on the terms and conditions herein set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

         1. The Company will hire the Manager to manage each of its Properties. The engagement of the Manager by the Company for each Property shall be pursuant to the terms of a separate Management Agreement in the form of Exhibit A attached hereto (the "Form Agreement").

         2. The Manager will manage each of the Properties acquired by the Company, according to the terms of the Form Agreement.

         3. The initial term of the Management Agreement with respect to each Property shall commence on the date of acquisition of such Property by the Company and shall end on December 31st of the year in which such acquisition occurred, with the three successive three year renewal periods occurring immediately thereafter.

         4. The parties may mutually agree to vary the terms of the Form Agreement for any or all of the Properties or to not enter into a Form Agreement with respect to any Property.

         5. The Company shall have the option at any time after three years from the initial date of effectiveness of the initial final Prospectus of the Company for its initial public offering, upon prior written notice, during the term of this Agreement without any consent of the Manager or its Board of Directors or shareholders to cause the business conducted by the Manager (including all of its assets) to be acquired by or consolidated into the Company. In such event, the Manager and/or its respective shareholders will receive in connection with such an acquisition and in exchange for

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terminating this Agreement and all Management Agreements entered into pursuant hereto and the release or waiver of all fees payable under the provisions of this Agreement and all Management Agreements entered into pursuant hereto until its and their stated terminations, but not paid, a determinable number of shares of common stock of the Company (the "Shares"). The Company will be obligated to pay any fees accrued under this Agreement and all Management Agreements entered into pursuant hereto for services rendered through the closing of such acquisition.

         The number of Shares to be issued by the Company to the Manager or its shareholders, as the case may be, shall be determined as follows. The Company shall first send notice (the "Election Notice") to the Manager of its election to proceed with such a transaction. Next, the net income of the Manager for the six month period immediately preceding the month in which the Election Notice is delivered, as determined by an independent audit conducted in accordance with generally accepted auditing standards, shall be annualized. The Manager shall bear the cost of any such audit. Such amount shall then be multiplied by ninety percent (90%) and then divided by the "Funds from Operations per Weighted Average Share" of the Company. "Funds from Operations per Weighted Average Share" shall be equal to the annualized Funds from Operations (I.E., four times the Funds from Operations for the quarter immediately preceding the delivery of the Election Notice) per weighted average Share of the Company for such quarter, all based upon the quarterly report of the Company delivered to its Stockholders for such quarter. The resulting quotient shall constitute the number of Shares to be issued by the Company to the Manager or its shareholders, with delivery thereof and the closing of the transaction to occur within ninety (90) days of delivery of the Election Notice. Any such transaction will occur, if at all, only if the Board of Directors of the Company obtains a fairness opinion from a recognized financial advisor or institution providing valuation services to the effect that the consideration to be paid therefor is fair, from a financial point of view, to the Stockholders of the Company.

         The Company shall not terminate this Agreement solely for the purpose of avoiding such a business combination, such as in anticipation of the listing of the Shares on a national stock exchange or their inclusion in a national market system.

         6. This Agreement shall be binding on successors and permitted assigns of the parties. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be effective as of the date hereof and shall remain in effect until the earlier to occur of (A) the event described in paragraph 5 hereof, or (B) December 31, 2020.



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         7. All notices required or permitted to be given hereunder shall be in writing and shall be delivered at the following addresses of the parties thereto:

            THE COMPANY:
            Inland Retail Real Estate Trust, Inc.
            2901 Butterfield Road
            Oak Brook, IL 60523
            Attn:  President
            THE MANAGER:
            Inland Southeast Property Management Corp.
            4812 South Tamiami Trail
            Sarasota, FL  34231
            Attn: Steven D. Sanders
            With a copy to:
            Robert H. Baum, Esq.
            2901 Butterfield Road
            Oak Brook, IL 60523

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                  THE COMPANY:
                                  Inland Retail Real Estate Trust, Inc.
                                  By:    /s/ Robert D. Parks
                                     ---------------------------------------
                                  Its:   Chairman
                                     ---------------------------------------


                                  THE MANAGER:
                                  Inland Southeast Property Management Corp.
                                  By:    /s/  Robert M. Barg
                                     ---------------------------------------
                                  Its:   Secretary/Treasurer
                                     ---------------------------------------


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                             CONSENT OF SHAREHOLDERS

The undersigned, being all of the shareholders of Inland Southeast Property Management Corp. (the "Manager") hereby consent to the Manager entering into the foregoing Master Management Agreement, and specifically agree to the provisions of paragraph 5 thereof, as of the date of the

                          Master Management Agreement.


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